UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________________________________________________________________

FORM  8-K
                     CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2023

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway,	Livonia,	Michigan	48152
(Address of Principal Executive Offices)			(Zip Code)
(313) 274-7400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Masco Corporation (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 11, 2023. At the Annual Meeting, Company stockholders elected four Class II directors, approved the compensation paid to the Company’s named executive officers (“say-on-pay”), selected one year as the frequency for a say-on-pay vote and ratified the selection of the Company’s independent auditors. The votes cast on each of the four proposals are set forth below. As of the record date, 225,395,977 shares of Company common stock were outstanding and entitled to vote.

Proposal 1: The election of four Class II directors to serve until the Annual Meeting in 2026.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Keith J. Allman	188,349,042	4,687,806	128,718	9,991,112
Aine L. Denari	192,307,761	729,193	128,612	9,991,112
Christopher A. O’Herlihy	184,717,584	8,310,161	137,821	9,991,112
Charles K. Stevens, III	183,874,529	9,153,984	137,053	9,991,112

Proposal 2: A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related material disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
176,927,565	15,814,166	423,835	9,991,112

Proposal 3: A non-binding vote to recommend the frequency of the non-binding advisory votes on the Company’s executive compensation.

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
188,852,552	210,364	3,717,177	385,473	9,991,112

After considering the voting results for Proposal 3, the Board of Directors determined to continue an annual say-on-pay vote until the Company is next required, or the Board of Directors deems it appropriate, to submit to the stockholders a proposal to select, by advisory vote, the frequency of the say-on-pay vote.

Proposal 4: The ratification of the selection of PricewaterhouseCoopers LLP to act as independent auditors for the Company for 2023.

Votes For	Votes Against	Abstentions
192,773,805	10,067,555	315,318

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
Name:	John G. Sznewajs
Title:	Vice President, Chief Financial Officer

May 17, 2023